                                                    File Pursuant to Rule 497(c)
                                                    Registration Nos.: 333-39133
                                                                        811-8461

                       STATEMENT OF ADDITIONAL INFORMATION


                             GRAND PRIX FUNDS, INC.

                                 GRAND PRIX FUND

                             Wilton Executive Campus
                            15 River Road, Suite 220
                            Wilton, Connecticut 06897
                        1-800-307-4880 (Fund Information)
                      1-800-432-4741 (Account Information)
                         Website: www.grandprixfund.com
                               Fund Symbol: GPFFX


--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the GRAND PRIX FUND ("Fund"), dated January 31, 2000. The Fund is a series of Grand Prix Funds, Inc. (the "Corporation").

         The Fund's audited financial statements for the year ended October 31, 1999, are incorporated herein by reference to the Fund's Annual Report.

         A copy of the Prospectus is available without charge upon request to the above-noted address, toll-free telephone number or website.

















       This Statement of Additional Information is dated January 31, 2000.



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

TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------

FUND ORGANIZATION.................................................................................................4


INVESTMENT RESTRICTIONS...........................................................................................4


IMPLEMENTATION OF INVESTMENT OBJECTIVE............................................................................5


   Depositary Receipts............................................................................................5

   Convertible Securities.........................................................................................6

   Non-Diversification and Sector Concentration...................................................................6

   Leveraging Strategies..........................................................................................7

   Temporary Strategies...........................................................................................7

   Illiquid Securities............................................................................................7

DIRECTORS AND OFFICERS............................................................................................8


PRINCIPAL SHAREHOLDERS............................................................................................9


INVESTMENT ADVISOR...............................................................................................10


FUND TRANSACTIONS AND BROKERAGE..................................................................................10


CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT..........................................................12


ADMINISTRATOR....................................................................................................12


DISTRIBUTOR......................................................................................................12


PLAN OF DISTRIBUTION.............................................................................................13


   Distribution and Shareholder Servicing Plans..................................................................13

   Interests of Certain Persons..................................................................................14

   Anticipated Benefits to the Fund..............................................................................14

   Amounts Expensed Under the Plans..............................................................................15

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................15

   Financial Intermediaries......................................................................................15

   Sales Charge Reductions for Class A Shares....................................................................15

   Letter of Intent for Class A Shares...........................................................................15

   Right of Accumulation for Class A Shares......................................................................16


   Automatic Investment Plan.....................................................................................16

   Individual Retirement Accounts................................................................................17

   Redemptions for Corporate Accounts............................................................................18

   Systematic Withdrawal Plan....................................................................................18

   Pricing of Shares.............................................................................................18

REDEMPTION IN KIND...............................................................................................19


TAXATION OF THE FUND.............................................................................................19


PERFORMANCE INFORMATION..........................................................................................19


   Total Return..................................................................................................20

   Comparisons...................................................................................................20

INDEPENDENT AUDITORS.............................................................................................21


FINANCIAL STATEMENTS.............................................................................................21



         In deciding whether to invest in the Fund, you should rely on information in this Statement of Additional Information ("SAI") and related Prospectus. The Fund has not authorized others to provide additional information. The Fund has not authorized the use of this SAI in any state or jurisdiction in which such offering may not lawfully be made.

FUND ORGANIZATION
--------------------------------------------------------------------------------

         The Corporation is an open-end management investment company, commonly referred to as a mutual fund. The Fund is a series of common stock of the Corporation, a Maryland corporation incorporated on October 30, 1997. The Corporation is authorized to issue shares of common stock in series and classes. The Corporation currently offers one series of shares: the Grand Prix Fund. The shares of common stock of the Fund are further divided into two classes: Class A and Class C. Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distributions by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, is subject to its own sales charges and has exclusive voting rights on matters pertaining to the Rule 12b-1 distribution and shareholder servicing plan as it relates to that class.

         No certificates will be issued for shares held in your account. You will, however, have full shareholder rights. Generally, the Fund will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended (the "1940 Act") or Maryland law.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The Fund's investment objective is capital appreciation. The following are the Fund's fundamental investment restrictions which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.       May not issue senior securities, except as permitted under the 1940
         Act;

2. May not act as an underwriter of another company's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities;

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities);

4. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements;

5. May not invest more than 25% of its total assets in securities of companies in any one industry;

6. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities);

7. May (i) borrow money from banks, and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other persons to the extent permitted by applicable law;


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

8. Notwithstanding any other fundamental investment policy or restriction, may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions.

         The following non-fundamental operating policies may be changed by the Board of Directors without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 5% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act ("CEA") and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA); provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

6. Make any loans other than loans of portfolio securities, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements with respect to portfolio securities.

         Except for the fundamental investment restrictions listed above and the Fund's investment objective, the Fund's other investment policies are not fundamental and may be changed with approval of the Corporation's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.


IMPLEMENTATION OF INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         The following information supplements the discussion of the Fund's investment objective and strategy described in the Prospectus under the captions "Investment Objective," and "Implementation of Investment Objective."

DEPOSITARY RECEIPTS

         The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. For example, a non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer, including reliable financial statements. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock or warrants of the same or a different company within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock (or warrant) since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock (or warrant) increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

NON-DIVERSIFICATION AND SECTOR CONCENTRATION

         While the Fund is "non-diversified," which means that it is permitted to invest its assets in a more limited number of issuers than other investment companies, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         In addition, the Fund has adopted a fundamental investment restriction which prohibits the Fund from investing more than 25% of its total assets in securities of companies in any one industry. An industry is defined as a business-line subsector of a stock-market sector. While the Fund may be heavily invested in one single market sector like technology or health care, for example, it will not invest more than 25% of its total assets in securities of companies in any one industry. To the extent that a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of companies, the Fund's portfolio securities may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

LEVERAGING STRATEGIES

         The Fund may borrow up to 33 1/3% of the value of its total assets for any purpose including to leverage its portfolio. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate securities at a time when it would be disadvantageous to do so in order to make payments with respect to an outstanding borrowing. In addition, the Fund may be required to segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings.

TEMPORARY STRATEGIES

         Prior to investing proceeds from sales of Fund shares, to meet ordinary daily cash needs, and to retain the flexibility to respond promptly to adverse changes in market, economic, political and other conditions, the Fund may hold cash and/or invest up to 35% of its total assets in money market instruments. The money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, obligations of savings institutions, fully insured certificates of deposit, commercial paper, and securities issued by registered investment companies holding themselves out as money market funds. Such securities include:

         U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes, and bonds;

         BANK OBLIGATIONS. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

         OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

         FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 5% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

         COMMERCIAL PAPER. Commercial paper rated Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), A-1 or better by Standard & Poor's Corporation ("S&P"), Duff 2 or higher by Duff & Phelps, Inc. ("D&P"), or Fitch 2 or higher by Fitch Investor Services, Inc. ("Fitch");

         MONEY MARKET FUNDS. Securities issued by registered investment companies holding themselves out as money market funds which attempt to maintain a stable net asset value of $1.00 per share; and

         REPURCHASE AGREEMENTS. Repurchase agreements with respect to obligations of the U.S. government, its agencies or instrumentalities.

ILLIQUID SECURITIES

         The Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors of the

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


Corporation, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the 1933 Act, such as securities that may be resold to institutional investors under Rule 144A under the 1933 Act, may be considered liquid under guidelines adopted by the Board of Directors.



DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

         Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Mr. Zuccaro has served as a director and officer of the Corporation since its inception on October 30, 1997. The other directors and officers, with the exception of Ms. Romstad, have served as such since December 10, 1997. Ms. Romstad has served as an officer of the Corporation since October 2, 1998.

         *ROBERT ZUCCARO, President and a Director of the Corporation.

         Mr. Zuccaro, 57 years old, received a Bachelor's Degree from the University of Bridgeport in 1965 and a Master's Degree in Business Administration from Pace University in 1968. Prior to founding what is now Target Holdings Corporation, doing business as Target Investors, Inc. ("Advisor") in 1983, Mr. Zuccaro spent six years with Axe-Houghton, where he was President and a Director of Axe-Houghton Stock Fund and Vice President and Director of Portfolio Management of E.W. Axe & Co. Mr. Zuccaro is the President of the Advisor and is a Chartered Financial Analyst.

         Mr. Zuccaro's address is 15 River Road, Suite 220, Wilton, Connecticut 06897.

         *MARY JANE BOYLE, Vice-President, Treasurer and a Director of the Corporation.

         Ms. Boyle, 54 years old, earned a Master's Degree from the University of Bridgeport in 1971. Prior to co-founding Advisor in 1983, where she serves as Vice-President, Client Service, Ms. Boyle was a Regional Sales Director with Mondessa Enterprises, Inc.

         Ms. Boyle's address is 15 River Road, Suite 220, Wilton, Connecticut 06897.

         EDWARD F. RONAN, JR., a Director of the Corporation.

         Mr. Ronan, 47 years old, earned a B.S. in accounting from the University of Bridgeport in 1977. Mr. Ronan is a C.P.A. and a member of Actis-Grande, Ronan, Carbone & Company, LLC, a certified public accounting firm and has been with the firm since 1984. Mr. Ronan served as a director of Q.E.P. Co., Inc., a flooring tool manufacturer and distributor, from 1993 to 1998.

         Mr. Ronan's address is 30 Main Street, Danbury, Connecticut 06810.

         DENNIS K. WALDMAN, a Director of the Corporation.

         Mr. Waldman, 44 years old, graduated from the Massachusetts Institute of Technology in 1976 with a Bachelor's of Science degree in aeronautical and astronautical engineering and in electrical engineering and in 1978 with a Master's of Science degree in aeronautical and astronautical engineering. Since 1994, Mr. Waldman has served as Vice-President of Sales for Strategic Information Associates, prior to which time, Mr. Waldman worked at ITS as


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

Vice-President of Sales. From 1992 to 1994, Mr. Waldman was a sales representative at Tartan where he was involved in engineering sales.

         Mr. Waldman's address is 62 Windsor Road, Waban, Massachusetts 02168.

         ANDREA ROMSTAD, Vice-President and Secretary of the Corporation.

         Ms. Romstad, 37 years old, received a Bachelor's of Business Administration in marketing management from Bernard M. Baruch College of the City University of New York in 1985. Prior to joining Advisor as an analyst in 1993, Ms. Romstad was a credit assistant at Skandinaviska Enskilda Banken Corporation and a financial assistant at Finansskandic Corporation.

         Ms. Romstad's address is 15 River Road, Suite 220, Wilton, Connecticut 06897.

         As of December 31, 1999, officers and directors of the Corporation beneficially owned 244,412.249 shares of common stock, or 4.89%, of the Fund's then outstanding Class A shares (including 142,586.305 shares owned by the Advisor, which is controlled by Mr. Zuccaro, and 99,347.598 shares owned by Marc Zuccaro - UTMA for which Mr. Zuccaro is the custodian). Directors and officers of the Corporation who are also officers, directors, employees, or shareholders of Advisor do not receive any remuneration from the Fund for serving as directors or officers. Accordingly, Mr. Zuccaro, Ms. Boyle and Ms. Romstad do not receive any remuneration from the Fund for their services as directors and officers. The following table provides information relating to compensation paid to disinterested directors of the Corporation for their services as such for fiscal 1999:



                 Name                        Cash Compensation            Other Compensation             Total
                 ----                        -----------------            ------------------             -----
Edward F. Ronan, Jr.                                $500                          $0                     $500
Dennis K. Waldman                                   $500                          $0                     $500


         Each director who is not deemed an "interested person" of the Fund, as defined in the 1940 Act, received $125 per meeting attended and reimbursement of reasonable expenses. The Board held four meetings during fiscal 1999. For fiscal 2000, disinterested directors will receive $300 per meeting attended. Disinterested directors may elect to receive their compensation in the form of cash, shares of the Fund, or both.


PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

         As of December 31, 1999, the following person owned of record or was known by the Fund to own of record or beneficially 5% or more of the outstanding Class A shares of the Fund:


         Name and Address                              No. Shares          Percentage
         ----------------                              ----------          ----------
         Charles Schwab & Co., Inc.                   573,220.032             11.48%
         Special Custody Account for the
         Exclusive Benefit of Customers
         101 Montgomery Street
         San Francisco, CA  94104-4122

As of December 31, 1999 no person owned of record or was known by the Fund to own of record or beneficially 5% or more of the outstanding Class C shares of the Fund. Accordingly, as of December 31, 1999, no person owned a controlling interest in the Fund.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

         Target Holdings Corporation, d.b.a. Target Investors, Inc. ("Advisor") is the investment advisor to the Fund. The Advisor is controlled by Robert Zuccaro.

         The investment advisory agreement between the Corporation and the Advisor dated as of December 31, 1997 ("Advisory Agreement") had an initial term of two years and now is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors, including a majority of the disinterested directors on December 10, 1997, and by the initial shareholder on December 23, 1997. Most recently, the Advisory Agreement was approved by the Board of Directors, including a majority of the disinterested directors on December 9, 1999. The Advisory Agreement is terminable without penalty on 60 days' written notice by the Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

         Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments and business affairs, subject to the supervision of the Board of Directors. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for managing the investments of the Fund. As compensation for its services, the Corporation pays the Advisor an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. The organizational expenses of the Fund were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months. The organizational expenses were approximately $79,558.

         Pursuant to an expense cap agreement, the Advisor agreed to limit the total operating expenses of the Fund to an annual rate of 1.72% of the Fund's average net assets attributable to the Class A shares and 2.47% of the Fund's average net assets attributable to the Class C shares until February 29, 2000. From February 29, 2000 until February 28, 2002, the Advisor has contractually agreed to limit the Class A total operating expenses to an annual rate of 1.75% and the Class C total operating expenses to an annual rate of 2.50%. After such date, the Advisor may from time to time voluntarily (but is not required or obligated to) waive all or a portion of its fee and/or reimburse certain Fund expenses. Any waiver of fees or reimbursement of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Fund by reduction of the Advisor's fee. For the fiscal period ended October 31, 1998, the Fund did not pay an advisory fee to the Advisor because the Advisor waived its entire advisory fee. If the Advisor had not agreed to waive the advisory fee for the fiscal period ended October 31, 1998, the Advisor would have received $10,435 for its investment advisory services. For the fiscal year ended October 31, 1999, the Fund paid the Advisor $185,201 for its investment advisory services. If the Advisor had not agreed to waive a portion of its advisory fee during the same time period, the Advisor would have received an additional $204,561 from the Fund for its investment advisory services.


FUND TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

         Under the Advisory Agreement, the Advisor, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on such transactions, and the allocation of portfolio brokerage business. Remuneration for trades may include commissions, dealer spreads, mark-ups, and mark-downs. The Fund has no obligation to deal with any particular broker or dealer; in executing transactions, the Advisor seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Advisor seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest available commission. Brokerage may be allocated based on the sale of the Fund's shares.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In selecting brokers or dealers, the Advisor considers investment and market information and other research, such as economic, securities, and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Fund. The Advisor believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

         The aggregate amount of brokerage commissions paid by the Fund for the fiscal year ended October 31, 1999 and the fiscal period ended October 31, 1998 was $278,022 and $10,048, respectively. The aggregate dollar amount of brokerage commissions paid by the Fund in fiscal 1998 differed materially from the amount paid during fiscal 1999 due to the vast increase in the asset size of the Fund from fiscal 1998 to fiscal 1999. For the fiscal year ended October 31, 1999, the Fund paid $43,875 in brokerage commissions with respect to $691,697,576 in transactions for which research services were provided. During fiscal 1999, the Fund did not acquire any stock of its regular brokers or dealers.

         The Advisor places portfolio transactions for other advisory accounts in addition to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. The Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary. However, the Advisor believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund. In making such allocations between the Fund and other advisory accounts, certain factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
--------------------------------------------------------------------------------

         As custodian of the Fund's assets, Firstar Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Corporation. Firstar Mutual Fund Services, LLC ("Firstar"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend-disbursing agent for the Fund.


ADMINISTRATOR
--------------------------------------------------------------------------------

         Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, Firstar also performs certain administrative and tax reporting functions for the Fund, including preparing and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual reports to the SEC and current investors, monitoring the Fund's expense accruals and performing securities valuations and, from time to time, monitoring the Fund's compliance with the Fund's investment objective and restrictions. Pursuant to the Fund Administration Servicing Agreement, Firstar is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the Fund's average net assets: at an annual rate of .07 of 1% on the first $200 million, .06 of 1% on the next $500 million and .04 of 1% on average net assets in excess of $700 million, subject to an annual minimum fee of $40,000, plus out-of-pocket expenses. There is also a 20% additional charge for each additional class. Pursuant to the Fund Accounting Servicing Agreement, Firstar is entitled to receive a fee of $22,000 for the first $40 million of average net assets, .01 of 1% on the next $200 million on average net assets and .005 of 1% on average net assets in excess of $240 million, plus out-of-pocket expenses. There is a 25% charge for each additional class. For the fiscal period ended October 31, 1998, Sunstone Financial Group, Inc. ("Sunstone"), the Fund's prior administrator, received $54,139 under an Administration and Fund Accounting Agreement between the Fund and Sunstone. For fiscal 1999, Sunstone received $52,819 from the Fund under the Administration and Fund Accounting Agreement, and Firstar received $15,071 from the Fund under the Fund Administration Servicing Agreement and $10,201 from the Fund under the Fund Accounting Servicing Agreement.


DISTRIBUTOR
--------------------------------------------------------------------------------

         Under a Distribution Agreement dated July 13, 1999, (the "Distribution Agreement"), T. O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut 06032-2256, acts as the principal distributor of the Fund's shares ("Distributor"). The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. The Fund's shares are offered for sale continuously at (i) net asset value per share plus a maximum initial sales charge of 5.25% of the offering price, in the case of Class A shares, and (ii) net asset value per share plus an initial sales charge of 1.00% of the offering price, in the case of Class C shares. Existing Class A shareholders as of November 30, 1998, are not subject to the sales charge on additional purchases of Class A shares. To encourage ownership of Fund shares, directors, officers and full-time employees of the Corporation and the Advisor and spouses and family members of such persons are not subject to the Class A sales charge. In addition, no sales charge is imposed on the reinvestment of dividends or capital gains with respect to Class A and Class C shares. Certain other exceptions to the imposition of the sales charge apply in the case of Class A shares, as discussed more fully in the Prospectus under the caption "Opening an Account." The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement, except that the Distribution Agreement need not be approved by the Fund's shareholders.

         With respect to Class A shares, the Distributor may pay a portion of the applicable initial sales charge due upon the purchase of such shares to the broker, if any, involved in the trade, as follows:


         Dollar Amount of                        Initial Sales          Portion of Initial Sales Charge
         Shares Purchased                          Charge  (1)           Paid to Broker-Dealers  (1)(2)
         ----------------                        -------------         ----------------------------------
         Less than $50,000                          5.25%                            5.00%
         $50,000 but less than $100,000             4.50%                            4.50%


         $100,000 but less than $250,000            3.50%                            3.50%
         $250,000 but less than $500,000            2.50%                            2.50%
         $500,000 but less than $1,000,000          2.00%                            2.00%
         $1,000,000 or more                         1.00%                            1.00%

-----------------

         (1) Reflected as a percentage of the offering price of Class A shares. The offering price is the sum of the net asset value per share plus the initial sales charge indicated in the table (the "Offering Price").

         (2) All sales charges may at times be paid to the broker-dealer involved in the trade, if any. A broker-dealer paid all or substantially all of the sales charge may be deemed an "underwriter" under the 1933 Act.

         With respect to Class C shares, the Distributor may pay all of the initial sales charge due upon the purchase of such shares to the broker, if any, involved in the trade. A broker-dealer paid all or substantially all of the sales charge may be deemed an "underwriter" under the 1933 Act.

         As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Fund shares and (ii) the Rule 12b-1 fees payable with respect to Fund shares (as described under "Distribution and Shareholder Servicing Plans," below). For the fiscal year ended October 31, 1999, the aggregate dollar amount of initial sales charges imposed on purchases of Class A and Class C shares was $823,416. The Distributor did not retain any amounts from Class A and Class C sales charges. For the fiscal year ended October 31, 1999, the aggregate dollar amount of Rule 12b-1 fees payable with respect to Class A and Class C shares was $95,437 and $8,019, respectively. Of this $103,456, the Distributor retained $6,450 from Class A and Class C Rule 12b-1 fees.


PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

         The Corporation, on behalf of each class of shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to which certain distribution and shareholder servicing fees may be paid to registered securities dealers, financial institutions, or other persons ("Recipients") who render assistance in distributing or promoting the sale of Fund shares, or who provide certain shareholder services to Fund shareholders, pursuant to a written agreement ("Rule 12b-1 Related Agreement"). Under the terms of the Class A Plan, the Class A shares may be required to pay the Recipients a fee of up to 0.25% of the average daily net assets attributable to the Class A shares to finance activities primarily intended to result in the sale of Class A shares. The Class A Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Class A Plan are intended as reimbursement for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If more money for services rendered and commission fees is due than is immediately payable because of the expense limitation under the Class A Plan, the unpaid amount is carried forward from period to period while the Class A Plan is in effect until such time as it may be paid. No interest, carrying, or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.

         The Class C Plan provides that the Class C shares are required to pay the Recipients (i) a distribution fee of 0.75% of the average daily net assets attributable to the Class C shares and (ii) a shareholder servicing fee of 0.25% of the average daily net assets attributable to the Class C shares. Payments under the Class C Plan are based upon a percentage of average daily net assets attributable to the Class C shares regardless of amounts actually paid or expenses actually incurred by the Recipients, however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Recipients may realize a profit in a particular year as a result of these payments. Each Plan has the effect of increasing the applicable class's expenses from what they would otherwise be. The Board of

Directors reviews each class's distribution and shareholder servicing fee payments in connection with its determination as to continuance of each Plan.

         From time to time, the Recipients may engage in activities which jointly promote the sales of both classes of shares, the cost of which may not be readily identifiable or related to any one class. Generally, the distribution expenses attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board of Directors may allocate such expenses in any other manner it deems fair and equitable.

         The Plans, including a form of the Rule 12b-1 Related Agreement, have been unanimously approved by the Board of Directors of the Corporation, including all of the members of the Board who are not "interested persons" of the Corporation as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or any Rule 12b-1 Related Agreement ("Disinterested Directors") voting separately.

         The Plans, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as their continuance is specifically approved at least annually by a vote of a majority of the Corporation's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans, or the Rule 12b-1 Related Agreements, as applicable. In addition, a Plan, and any Rule 12b-1 Related Agreement, may be terminated without penalty, by vote of a majority of the respective class's outstanding voting securities, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Rule 12b-1 Related Agreement only). Payment of the distribution and shareholder servicing fees is to be made monthly, within 30 days after the month for which the fee is payable.

INTERESTS OF CERTAIN PERSONS

         With the exception of the Advisor and the Distributor, no "interested person" of the Fund, as defined in the 1940 Act, and no Disinterested Director has or had a direct or indirect financial interest in the Plans or any Rule 12b-1 Related Agreement.

ANTICIPATED BENEFITS TO THE FUND

         The Board of Directors of the Corporation considered various factors in connection with its decision to continue the Class A and Class C Plans, including: (a) the nature and causes of the circumstances which make continuation of the Plans necessary and appropriate; (b) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; and (e) the possible benefits of the Plans to any other person relative to those of the Fund.

         Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that each Plan was reasonably likely to benefit the respective class and its shareholders in at least one or several potential ways. Specifically, the Board concluded that any Recipients operating under Rule 12b-1 Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Fund if a Rule 12b-1 plan were not in place to reimburse them, thus making the adoption of the Plans important to the initial success and thereafter, continued viability of the Fund. In addition, the Board determined that the payment of Rule 12b-1 fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the continuation of the Plans would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Recipients to sell Fund shares, which should result in certain economies of scale.

         While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plans.

AMOUNTS EXPENSED UNDER THE PLANS

         For the fiscal year ended October 31, 1999, the Class A shares paid $95,437 under the Class A Plan and the Class C shares paid $8,019 under the Class C Plan. Of the $103,456 expensed under the Class A and Class C Plans, $6,331 was spent on printing and mailing prospectuses to other than current shareholders, $7,556 was spent on advertising and $73,352 was spent on dealer compensation. The Distributor retained $6,450 of the amount expensed under the Class A and Class C Plans.


PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

FINANCIAL INTERMEDIARIES

         Broker-dealers, financial institutions and other financial intermediaries that have entered into agreements with the Advisor and/or Distributor on behalf of the Fund may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of the Fund through a financial intermediary, certain features of the Fund may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Advisor and/or Distributor. In addition, certain operational policies of the Fund, including those relating to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES

         The sales charge for Class A shares will be reduced to 1% for sponsored arrangements with organizations that make recommendations to or permit group solicitations of the organization's employees, members or participants. The Fund may, at its discretion, name a single registered representative as servicing agent for the organization.

         The sales charge for Class A shares will be reduced to 1% for those persons who adopt the Automatic Investment Plan ("AIP"). The sales charge for Class A shares will also be reduced to 1% for those persons who sell shares of a mutual fund, other than the Fund, and use any amount of the proceeds to purchase Fund shares within 90 days of such sale. A qualification form must be completed and included with the required account application(s) for initial purchases, and must accompany or precede subsequent purchase orders, including orders submitted electronically.

LETTER OF INTENT FOR CLASS A SHARES

         The Fund's Letter of Intent ("LOI") allows for reduction of the initial sales charge for Class A shares when multiple purchases of Class A shares are combined by taking advantage of the breakpoints in the sales charge schedule. By completing the LOI application, you express an intention to invest during the next 10-month period a specified amount (minimum of at least $50,000) which, if made at one time, would qualify for a reduced sales charge.

         Any Class A shares you own on the date you execute the LOI may be used as a credit toward the completion of the LOI. However, the reduced sales charge will only be applied to new purchases. Any redemptions made during the 10-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been satisfied. If, at the end of the 10-month period covered by the LOI, the total amount of purchases (less redemptions) does not equal the amount indicated, you will be required to pay the difference between the sales charge paid at the reduced rate and the sales charge applicable to the purchases actually made. Shares equal to 5% of the amount specified in the LOI will be held in escrow during the 10-month period and are subject to involuntary redemption to assure any payment of a higher applicable sales charge.

         By signing the LOI application, you grant to the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact to sell any or all of the reserved shares to cover any additional sales charges if you do not fulfill your undertaking. Signing the LOI application does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge. For more information on the LOI, please contact your investment professional, the Distributor or Firstar.

RIGHT OF ACCUMULATION FOR CLASS A SHARES

         The Fund's Right of Accumulation ("ROA") program also allows for reduction of the Fund's initial sales charge for Class A shares when multiple purchases of Class A shares are combined by taking advantage of the breakpoints in the sales charge schedule. Using the ROA, you may purchase Class A shares at the sales charge applicable to the sum of (i) the dollar amount then being purchased, plus (ii) the current market value (calculated at the maximum Offering Price) of all Class A shares already held by you, your spouse and your minor children or you and members of a "qualified group." A "qualified group" is one that was formed at least one year prior to the ROA purchase, has a purpose other than buying Class A shares at a discount, has more than 10 members, can arrange meetings between the Distributor and group members, agrees to include Fund literature in mailings to its members, agrees to arrange for payroll deductions or other bulk transmissions of investment to the Fund and meets other uniform criteria that allow the Distributor to achieve cost savings in distributing Class A shares of the Fund. To receive the ROA, at the time of purchase, you must give your investment professional, the Distributor or Firstar, the Fund's transfer agent, sufficient information to determine whether the purchase will qualify for a reduced sales charge.

AUTOMATIC INVESTMENT PLAN

         You may make purchases of shares of the Fund automatically on a regular basis provided you invest at least $250 per transaction. You must meet the Fund's minimum initial investment of $5,000 before the AIP may be established. Under the AIP, your designated bank or other financial institution debits a preauthorized amount from your account each designated period and applies the amount to the purchase of Fund shares. The Fund requires 13 business days after receipt of your request to initiate the AIP to verify your account information. Generally, the AIP will begin on the next transaction date scheduled by the Fund for the AIP following this 13 business day period. AIP transactions may be scheduled for any day. If the purchase date is a weekend or a holiday, the purchase will be made on the next business day. The AIP can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the AIP. You will receive a statement on a quarterly basis showing the purchases made under the AIP. A $25 fee will be imposed by the Fund if for any reason the transaction cannot be completed. You may also be responsible for any losses suffered by the Fund as a result. If you make a purchase pursuant to the AIP, and request a redemption of such shares shortly thereafter, the Fund may delay payment of the redemption proceeds until the Fund verifies that the proceeds used to purchase the shares were properly debited from your designated bank or other financial institution. You may adopt the AIP when you open an account by completing the appropriate section of the Purchase Application. The sales charge will be reduced to 1% for those persons who adopt the AIP. You may obtain an application to establish the AIP after an account is opened by calling the Fund at 1-800-307-4880. A signature guarantee is required. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution. A Notary Public is not an acceptable guarantor.

INDIVIDUAL RETIREMENT ACCOUNTS

         In addition to purchasing Fund shares as described in the Prospectus under "Opening an Account," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs"). The Fund offers two types of IRAs, a Traditional IRA and a Roth IRA.

         TRADITIONAL IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

         ROTH IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if you have held the IRA for at least five years and the distributions are on account of one of four specified events, i.e., attainment of age 59-1/2, disability, the purchase of a first home or death. Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds your contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

         SIMPLIFIED EMPLOYEE PENSION PLAN. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $170,000 per year). The $170,000 compensation limit is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

         SIMPLE IRA. An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

         For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of your compensation (earned income). You may also contribute to a Traditional IRA or Roth IRA on behalf of your spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional

IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

         Under current IRS regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. The custodian may, in its discretion, hold the initial contributions uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

REDEMPTIONS FOR CORPORATE ACCOUNTS

         Any redemption or transfer of ownership request for corporate accounts will require the following written documentation:

          1. A written letter of instruction signed by the required number of authorized officers, along with their respective positions.

          2. A certified Corporate Resolution that states the date the Resolution was adopted and who is empowered to act, transfer or sell assets on behalf of the corporation.

          3. If the Corporate Resolution is dated more than 60 days prior to the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states that the officer or officers named in the resolutions have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. If the Corporate Resolution confers authority on officers by title and not by name, the Certificate of Incumbency must name the officer(s) and their title(s).

SYSTEMATIC WITHDRAWAL PLAN

         You may set up automatic withdrawals from your Fund account at regular intervals. To begin distributions, your account must have an initial balance of $25,000 and at least $250 per payment must be withdrawn. To establish the systematic withdrawal plan ("SWP"), the appropriate section in your Purchase Application must be completed. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated on your Purchase Application. The amount or frequency of withdrawal payments may be varied or temporarily discontinued by calling 1-800-432-4741. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

PRICING OF SHARES

         Shares of the Fund are offered and sold on a continuous basis at the Offering Price, which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or Firstar, the Fund's transfer agent, as the case may be) and the applicable sales charge. The Class A sales charge may be waived for certain investors. For more information, please see "Opening an Account" in the Prospectus.

         The net asset value per share for each class is determined as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the "Exchange") is open for business. Purchase orders and redemption requests received in good order on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the Exchange will be valued as of the close of trading on the next day the Exchange is open. The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase or redeem shares. Net asset value per share for each class is calculated by taking the fair value of the total assets per class, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that class. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a national securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation or its delegate. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. All money market instruments with maturities less than 60 days will be valued on an amortized cost basis.


REDEMPTION IN KIND
--------------------------------------------------------------------------------

         The Fund has filed a Notification under Rule 18f-1 under the 1940 Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the class of shares of the Fund being redeemed, valued at the beginning of such election period. The Fund intends to pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. If you receive an in kind distribution you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.


TAXATION OF THE FUND
--------------------------------------------------------------------------------

         The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Code, and, if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund. The Fund's active trading approach may increase the amount of capital gains tax paid by Fund shareholders.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

         The Fund's historical performance or return may be shown in the form of various performance figures, including average annual total return, total return, and cumulative total return. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, operating expenses, investment management and the imposition of sales charges. Any additional fees charged by a broker-dealer or other financial intermediary would reduce the returns described in this section.

TOTAL RETURN

         Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a class of shares over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

         The average annual total return of each class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

                P     =    a hypothetical initial payment of $1,000.
                T     =    average annual total return.
                n     =    number of years.
                ERV   =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a class of shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. This calculation reflects the deduction of the maximum 5.25% initial sales charge applicable to Class A shares and the 1.00% initial sales charge applicable to Class C shares. In addition, this calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the Fund's net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

         The average annual total returns for the Class A shares of the Fund for the fiscal year ended October 31, 1999 and since inception (December 31, 1997) were 131.51% and 93.04%, respectively. The total return for the Class C shares of the Fund for the period from August 5, 1999 to October 31, 1999 was 37.08%.

COMPARISONS

         From time to time, in marketing and other Fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

         The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

         Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's, and a variety of investment newsletters.

         The Fund may compare its performance to a wide variety of indices and measures of inflation. There are differences and similarities between the investments that the Fund may purchase and the investments measured by these indices.

         The Fund's performance may also be discussed during television interviews of Advisor personnel conducted by news organizations to be broadcast in the United States and elsewhere.

         Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution.

         Investors may also want to compare the Fund's performance to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, independent auditors for the Fund, audit and report on the Fund's financial statements.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The following audited financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for the year ended October 31, 1999, as filed with the Securities and Exchange Commission on January 3, 2000:

          (a)  Statement of Assets and Liabilities as of October 31, 1999.

          (b)  Statement of Operations for the year ended October 31, 1999.

          (c)  Statement of Cash Flows for the year ended October 31, 1999.

          (d) Statement of Changes in Net Assets for the year ended October 31, 1999 and the period December 31, 1997 to October 31, 1998.

          (e) Financial Highlights for the year ended October 31, 1999 and the period December 31, 1997 to October 31, 1998 for Class A, and for the period August 5, 1999 to October 31, 1999 for Class C.

          (f)  Schedule of Investments as of October 31, 1999.

          (g)  Notes to the Financial Statements.

          (h)  Report of Independent Auditors dated November 19, 1999.




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